SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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STERION INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sterion Incorporated

13828 Lincoln Street N.E.

Ham Lake, Minnesota 55304

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 23, 2003

Notice is hereby given that the 2003 Annual Meeting of Shareholders of Sterion Incorporated (the “Company”) will be held at Majestic Oaks Golf Club, 701 Bunker Lake Boulevard, Ham Lake, Minnesota 55304, on Wednesday, April 23, 2003, at 3:00 p.m., local time, for the following purposes:

1.

To elect one director to hold office as a Class I director for a three-year term or until his or her successor has been elected or appointed.

2.

To approve an amendment to the Sterion Incorporated 2000 Stock Option Plan to increase the number of shares available under the plan from 400,000 to 500,000.

3.

To transact any other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on March 14, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Accompanying this Notice is a Proxy Statement, Form of Proxy and the Company’s Annual Report to Shareholders for the year ended September 30, 2002.

A majority of the outstanding shares of the Company’s Common Stock must be represented either in person or by proxy to constitute a quorum for the conduct of business at the meeting. Please complete, date, sign and return the enclosed proxy card promptly.

By Order of the Board of Directors,

                      Kenneth W. Brimmer, Chairman

Ham Lake, Minnesota

March 24, 2003

PLEASE REMEMBER TO SIGN AND RETURN YOUR PROXY.

Sterion Incorporated

13828 Lincoln Street N.E.

Ham Lake, Minnesota 55304

PROXY STATEMENT

The Board of Directors of Sterion Incorporated (the “Company”) is soliciting your proxy for use at the 2003 Annual Meeting of Shareholders to be held on Wednesday, April 23, 2003 or any postponement(s) or adjournment(s) thereof. This Proxy Statement and the enclosed form of proxy will be mailed to shareholders commencing on or about March 24, 2003.

GENERAL INFORMATION

Voting

Each share of the Company’s Common Stock is entitled to one vote. You may vote your shares in person by attending the Annual Meeting or you may vote by proxy. If you vote by proxy, you must sign, date and return the enclosed proxy card in the envelope provided, or follow the instructions on the proxy card to vote by telephone or the Internet.

If you sign and return the proxy card on time, the individuals named on the proxy card will vote your shares as you have directed. If you do not specify on your proxy card how you want your shares voted, the individuals named on the enclosed proxy card will vote your shares FOR each of the directors nominated in Proposal 1—Election of a Director, as described below and FOR Proposal 2 — Amendment to the Sterion Incorporated 2000 Stock Option Plan to increase the number of shares available under the plan from 400,000 to 500,000.

Quorum and Vote Requirements

The total number of shares outstanding as of March 14, 2003 and entitled to vote at the meeting consisted of 1,729,537 shares of Common Stock, $.01 par value. Each share of Common Stock is entitled to one vote. Only shareholders of record at the close of business on March 14, 2003 will be entitled to vote at the Annual Meeting. A quorum, consisting of a majority of the shares of Common Stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in “street name” indicating that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matters.

Proposals 1 and 2 will be approved by the affirmative vote of the holders of a greater of (a) a majority of the Company’s Common Stock present at the Annual meeting, either in person or by proxy, and entitled to vote on that proposal or (b) the majority of the minimum number of shares of Common Stock of the Company which would constitute a quorum for transacting business at the Annual Meeting of Shareholders.  Broker nonvotes are not counted as votes for or against a proposal.

Revoking A Proxy

If you give a proxy and later wish to revoke it before it is voted, you may do so by (1) sending a written notice to that effect to the Secretary of the Company at the address indicated in this Proxy Statement, (2) submitting a properly signed proxy with a later date, or (3) voting in person at the Annual Meeting. Otherwise, your shares will be voted as indicated on your proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents, as of March 14, 2003, certain information regarding beneficial ownership of the Company’s Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each director and executive officer of the Company; and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, the persons listed below have sole voting and investment power with respect to the shares and may be reached at 13828 Lincoln Street N.E., Ham Lake, MN 55304.

Shares Beneficially Owned

			Shares
			Acquirable			Percentage
			within			Beneficially
Name of Beneficial Owner	Shares		60 Days (1)		Total	Owned

Allan D. Anderson(2)	0		15,000		15,000	*
Kenneth W. Brimmer(2)	309,010	(4)	87,842	(5)	396,852	21.8%
Gary C. Copperud(2)(6)	501,718		144,879		646,597	34.5%
CMM Properties, LLC	501,718		129,879		631,597	34.0%
Gervaise Wilhelm(2)	3,800		20,000		23,800	1.4%
J. David Berkley(3)	0		0		0	*
Mark Buckrey(3)	0		2,000		2,000	*
All Officers and Directors as a Group (6 persons)	814,528		269,721		1,084,249	54.2%

__________________

* Less than 1%

(1)

Shares of common stock subject to options and warrants that are currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding the options and warrants for computing such person’s percentage, but are not treated as outstanding for computing the percentage of any other person.

(2)

Director.

(3)

Executive Officer.

(4)

Includes 51,705 shares beneficially owned by Mr. Brimmer through his IRA. Includes 201,600 shares over which Mr. Brimmer shares voting and dispositive power with his wife. Also includes 51,705 shares beneficially owned by Mr. Brimmer’s wife in her IRA.

(5)

Includes warrants to purchase 9,405 shares of common stock beneficially owned by Mr. Brimmer through his IRA. Includes warrants to purchase 50,032 shares held jointly by Mr. Brimmer and his wife. Includes warrants to purchase 9,405 shares held by Mr. Brimmer’s wife through her IRA.

(6)

Includes shares held by CMM Properties, LLC of which Mr. Copperud is the President.

PROPOSAL 1: ELECTION OF DIRECTORS

Under the Company’s Articles of Incorporation, as amended, the shareholders may from time to time determine the size of the Board and the Board may increase the number of directors by affirmative vote of two-thirds (2/3) of the directors. The shareholders have currently fixed the number of directors at four.

The Company’s Articles of Incorporation provide that the Board of Directors is classified into three classes, the members of each class to serve (after an initial transition period) for a staggered term of three years. As the term of each class expires, the successors to the directors in that class will be elected for a term of three years.

At this Annual Meeting, the term of one incumbent director, Gervaise Wilhelm, is expiring. Ms. Wilhelm has been nominated for election to Class I and if elected, will serve for a term of three years.

The terms of Messrs. Kenneth W. Brimmer and Gary Copperud will expire at the Annual Meeting of Shareholders following fiscal year 2003 and the term of Mr. Allan Anderson will expire at the Annual Meeting of Shareholders following fiscal year 2004. Vacancies on the Board of Directors can be filled by vote of a majority of the directors then in office. Newly created directorships can be filled by vote of two-thirds of the directors then in office.

One director will be elected at this Annual Meeting to serve until the Annual Meeting of Shareholders following fiscal year 2005 or until his or her successor or successors are elected. The Board of Directors has nominated for election Ms. Wilhelm to serve as director.

It is intended that proxies will be voted for the named nominee. Unless otherwise indicated, each nominee, and each continuing director named below, has been engaged in his or her present occupation as set forth below, or has been an officer with the organization indicated, for more than five years. The Board of Directors believes that the nominee named below will be able to serve as a director. However, should the nominee be unable to serve as a director, the persons named by the Company as proxies for this Annual Meeting have advised that they will vote for the election of any substitute nominee that the Board of Directors may propose.

The names and biographical information concerning the Class I nominee and the other directors filling unexpired terms are set forth below, based upon information furnished to the Company by the nominee and directors. Each nominee listed below has consented to serve if elected. If a nominee is unable to serve for any reason, the persons named on the enclosed proxy card may vote for a substitute nominee proposed by the Board. Alternatively, the shareholders may reduce the number of directors to be elected, provided that any reduction is approved by the affirmative vote of not less than 75% of the Company’s outstanding shares present and entitled to vote at a meeting.

Nominee for Election to the Board of Directors

Gervaise Wilhelm, age 59. Ms. Wilhelm has been a director of the Company since 2000.  Ms. Wilhelm has been a partner with Surgical Safety Associates, a manufacturer of surgical safety disposable devices, since October 1999. Since 1997, Ms. Wilhelm has also served as a consultant to start-up medical device companies, including companies operating in the medical specialty areas of urology, surgery, cardiology, gastroenterology, and critical care medicine. From 1994 to 1997, Ms. Wilhelm served as President and Chief Executive Officer of Interventional Innovations, Inc., now XRT/Medtronic, a medical device company. Ms. Wilhelm currently serves on the board of directors of Paradigm Diagnostics LLC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF THE NOMINEE

_________________________

Directors Serving Continuing Terms

Class II Directors: Terms Expiring After Fiscal 2003

Kenneth W. Brimmer, age 47.  Mr. Brimmer has been a director of the Company since 1998.  Mr. Brimmer has served as Chief Manager of Brimmer Company, LLC, a private investment company, since December 2001.  Mr. Brimmer presently serves as Chairman, and Director of Active IQ Technologies, Inc. where he was CEO from April 2000 until December 2001. Previously, Mr. Brimmer was President of Rainforest Cafe, Inc. from April 1997 until April 2000 and was Treasurer from its inception in 1995 until April 2000. Prior to that, Mr. Brimmer was employed by Grand Casinos, Inc. and its predecessor from October 1990 until April 1997. Mr. Brimmer currently serves on the board of directors and as chairman for both Entrx Corporation and Hypertension Diagnostics, Inc. and as a member of the board of directors of Chrial Quest, Inc..  Mr. Brimmer also served as the Company’s interim Chief Executive Officer from October 2000 until November 18, 2002.

Gary W. Copperud, age 44.  Mr. Copperud has been a director of the Company since 1998.  Mr. Copperud has been president/general manager of CMM Properties, LLC, an investment company with holdings in real estate and stocks, located in Fort Collins, Colorado, since 1993. Prior to that, Mr. Copperud was self-employed in the fields of securities and real estate investment and real estate development.

Class III Director: Term Expiring After Fiscal 2004

Allan D. Anderson, age 49.  Mr. Anderson has been a director of the Company since 2000.  Mr. Anderson is currently the Chief Financial Officer and a director of Reliafund, Inc.  Reliafund, Inc. is a third-party processing company of ACH transactions. In January 2001, Mr. Anderson sold his interest in RiverBend Solutions (“RiverBend”) having served as President since August 2000 and as Chief Financial Officer since January 2000. He was a director of RiverBend from 1995 to 2001. Mr. Anderson was the President of Metropolitan Financial Management, Inc. from 1997 to 1999 and served as its Treasurer from 1995 to 1999. He was a director of Metropolitan Financial Management, Inc. from 1991 to 1999. Prior to joining Metropolitan Financial Management, Inc., he was the Chief Financial Officer of Pan Am Systems, Inc. from 1994 to 1995.

OTHER INFORMATION REGARDING

THE BOARD OF DIRECTORS

Director Compensation

During fiscal 2002, each director of the Company received $1,000 per quarter and the Chairman of the Board received $1,250 per quarter.  The aggregate fees paid to these non-management directors for services rendered for the year ended September 30, 2002 were approximately $17,000.  Additionally, for service in fiscal year 2002, each director received a five-year option to purchase 5,000 shares of the Company’s common stock on October 11, 2002 under the Company’s 2000 Stock Option Plan.  The option was granted at fair market value on the date of grant and is fully vested and exercisable as of the date of grant.

Meetings and Committees of the Board of Directors

Board of Directors

During the fiscal year ended September 30, 2002, the Company’s Board of Directors held two meetings. In addition, the Company’s directors took a number of different actions by written action during the fiscal year. The Board of Directors has established two committees, an Audit Committee and a Compensation Committee. Each incumbent director attended at least 75% of the aggregate of the total number of Board meetings and the total number of meetings of all committees on which he or she served during fiscal year ending September 30, 2002.

Audit Committee

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s financial reporting system by overseeing and monitoring management’s and the independent auditors’ participation in the financial reporting process.  The Committee is comprised of a majority of independent directors and acts under a written charter first adopted and approved by the Board of Directors on April 27, 2000.

Mr. Allan D. Anderson, Mr. Gary Copperud and Mr. Kenneth W. Brimmer are the members of the Audit Committee.  Messrs. Anderson and Copperud are each “independent directors” as defined by The Nasdaq SmallCap listing standards. For the reasons explained below, the Board of Directors has determined that Mr. Brimmer is also an “independent director” as that term is defined by The Nasdaq SmallCap listing standards.

On September 18, 2000, Mr. Matt Bellin resigned as the President of the Company; Mr. Berkley was hired into the position of President on October 16, 2000. Mr. Brimmer served as the interim Chief Executive Officer of the Company during the transition period between Messrs. Bellin and Berkley, from October, 2000 to November 18, 2000. Mr. Brimmer did not receive any compensation for his service and maintained no office at the Company.

The Nasdaq listing standards state that a person shall not be considered independent if, among other things, that person is employed by the Company or is an officer of the Company in the current year or any of the past three years. Mr. Brimmer was not employed by the Company in that he received no compensation for his services. Further, while he did serve the Company in an interim capacity for approximately two months, the Board of Directors believes that based upon the extraordinary circumstances of his service, its short duration, and the fact that no compensation was paid to Mr. Brimmer, Mr. Brimmer’s service as interim Chief Executive Officer does not interfere with the exercise of his independent judgment in carrying out his responsibilities as a director. Therefore, the Board of Directors believes that Mr. Brimmer can be considered an “independent director” under the listing standards of The Nasdaq SmallCap Market. Further, even if Mr. Brimmer were considered not an independent director under The Nasdaq SmallCap listing standards, the Company would still be in compliance with the Nasdaq listing standard Rule 4350(d)(2)(C) relating to the composition of the Audit Committee.

The Audit Committee held 1 meeting relating to fiscal year ending September 30, 2002. The meeting was designed to facilitate and encourage private communication between the Audit Committee and the Company’s independent accountants, Virchow, Krause & Company, LLP.

During the meeting, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and Virchow, Krause & Company, LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The discussions with Virchow, Krause & Company, LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Virchow, Krause & Company, LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with Virchow, Krause & Company, LLP.

Based on the discussions with management and Virchow, Krause & Company, LLP, the Audit Committee’s review of the representations of management and the report of Virchow, Krause & Company, LLP, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended September 30, 2002 filed with the Securities and Exchange Commission.

Submitted By The Audit Committee Of The Company’s Board Of Directors

Allan D. Anderson

Kenneth W. Brimmer

Gary Copperud

Compensation Committee

The Compensation Committee reviews and makes recommendations to the Board concerning salaries, bonus awards and benefits for officers and key employees. Members of the Compensation Committee are Messrs. Copperud and Brimmer and Ms. Wilhelm. During fiscal year ended September 30, 2002, the Compensation Committee met once.

INFORMATION REGARDING EXECUTIVE OFFICERS

Below is certain biographical and other information regarding the executive officers of the Company:

 J. David Berkley, age 54. Mr. Berkley has served as the President of the Company since October 16, 2000. Prior to joining the Company, Mr. Berkley was employed in various capacities by 3M Company from 1977 to 1999. Mr. Berkley was the Executive General Manager of 3M’s Security Market Center in 1999. From 1997 to 1999 he served as the Vice President, Strategic Development, Health Care of 3M. From 1995 to 1997, he was 3M’s Vice President, Medical Surgical Markets Division. Mr. Berkley was the General Manager of 3M’s Consumer Professional Health Care Division from 1993 to 1995.

Mark F. Buckrey, age 44.  Mr. Buckrey has served as the Chief Financial Officer of the Company since August of 2002.  Mr. Buckrey joined the Company in November of 2001 as Controller.  Prior to joining the Company, Mr. Buckrey was employed by Birch Bridge Communications, formerly Uniplex Corporation, for more than 10 years, first as Controller, and then as Vice President.

EXECUTIVE COMPENSATION

The following table sets forth the cash and non-cash compensation for the years indicated earned by or awarded to J. David Berkley, the Company’s President. None of the Company’s other executive officers earned or were awarded total cash compensation which exceeded $100,000 in fiscal year 2002.

Summary Compensation Table

				Long-Term
		Annual Compensation		Compensation
	Year Ended			Securities Underlying	All Other
Name and Principal Position	Sept. 30,	Salary	Bonus	Options	Compensation

J. David Berkley,	2002	$150,000	-	-	-
President(1)	2001	$141,346	-	100,000	-
	2000	-	-	-	-

(1)

Mr. Berkley began serving as President of the Company on October 16, 2000.

No stock option grants were made to Mr. Berkley in fiscal year ended September 30, 2002.

The following table summarizes stock option exercises during the fiscal year ended September 30, 2002 and the total number of options held at the end of fiscal year 2002 by Mr. Berkley.

Aggregated Option Exercises in Fiscal Year 2002 and Fiscal Year End Option Values

			Number of Securities Underlying		Value of Unexercised
	Shares		Unexercised		In-the Money
	Acquired on	Value	Options at Sept. 30, 2002		Options at Sept. 30, 2002
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
J. David Berkley	-	-	-	100,000	-	$200,000

(1)

The values have been calculated based on the closing bid price of $5.75 for our common stock as of September 30, 2002 (before payment of applicable income taxes).

Employment Agreements

The Company and J. David Berkley entered into an agreement effective October 16, 2000 under which Mr. Berkley agreed to serve as the President of the Company on an “at will” basis. The Agreement provided for an annual salary of $150,000, with a salary review at the end of the first year. Mr. Berkley is also eligible for a bonus of up to 100% of his salary, based upon the performance of the Company.

As part of Mr. Berkley’s compensation, he was granted a ten-year option on October 16, 2000 to purchase 100,000 shares of the common stock of the Company. The option is exercisable at $3.75 per share. The option vests and becomes exercisable on the seventh anniversary of employment; however, vesting may be accelerated with one-third of the option vesting as of each anniversary of the date of grant if certain performance goals are reached in the fiscal year prior to the anniversary.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Agreements with Larry A. Rasmusson

Larry A. Rasmusson served as a director of the Company and as the Company’s Chief Executive Officer and Chief Financial Officer until September 1, 1998.  Mr. Rassmuson licenses to the Company the exclusive right to make, use, and sell certain medical products.  The exclusive nature of this license will terminate if sales of the licensed product are reduced below certain levels or if the licensed product is no longer sold by the Company.  Mr. Rasmusson is to receive royalties for the life of the products licensed in the amount of 4% of the “net sales price” (as defined in the license agreement) of all licensed products sold, subject to adjustment for other royalty rates paid by the Company with respect to similar products.  Upon the termination of the employment of a former officer, the royalty will be increased from 4% to 6% on certain products, and Mr. Rasmusson and the former officer will each receive royalties of 3% on sales of such products. During fiscal 2002 and 2001, Mr. Rasmusson earned $48,991 and $46,635, respectively, in royalties under this agreement.

The Company maintains and pays a portion of the premiums on two $500,000 life insurance policies owned by and established for the benefit of Mr. Rassmuson (the “Policies”). Premiums paid in fiscal 2002 and 2001 on behalf of Mr. Rasmusson totaled $47,715 and $47,775, respectively. The Company will maintain the Policies so long as Mr. Rasmusson pays his portion of the monthly premiums on the Policies in a timely manner.  This split dollar premium payment arrangement with respect to the Policies is designed such that all premium payments, interest, and advances made by the Company on the Policies (which are secured by a collateral assignment of the Policies) are recoverable by the Company, unless the Company fails to make payments or terminates either or both of the Policies or if the Policies cancel or terminate for any reason other than Mr. Rasmusson’s death, in which case Mr. Rasmusson shall receive all of the cash value and/or termination value.

Transactions with Incumbent Directors

On September 22, 2000, a Schedule 13D was filed with the Securities and Exchange Commission on behalf of the Company, Kenneth W. Brimmer and Gary Copperud relating to their respective interests in Minntech Corporation. Messrs. Brimmer and Copperud are directors of the Company. The Company reported that, as of September 12, 2000, it had acquired a 3% interest in Minntech Corporation through open market purchases of 200,000 shares that company’s common stock. As disclosed in the Schedule 13D, the Company would beneficially own 5.7% of Minntech Corporation if the Company’s shares were aggregated with those owned by Kenneth W. Brimmer and Gary Copperud. On April 9, 2001, the Company and Messrs. Brimmer and Copperud filed Amendment No. 1 to Schedule 13D relating to changes in their respective interests in Minntech Corporation. As reported in Amendment No. 1 to Schedule 13D, as of March 8, 2001 the Company held 190,000 shares or a 2.8% interest in Minntech Corporation. As further reported in Amendment No. 1 to Schedule 13D, if the Company’s shares were aggregated with those owned by Messrs. Brimmer and Copperud, the Company would beneficially own 324,200 shares or 4.8% interest in Minntech Corporation. The Company disclaims ownership of the shares held by Messrs. Brimmer and Copperud.  On September 7, 2001, Cantel Medical Corp. acquired Minntech Corporation through a merger in which Minntech Corporation shareholders received cash and Cantel Medical Corp. common stock.  By October 31, 2001, the Company had disposed of all shares of Cantel Medical Corp. held by it.

PROPOSAL 2:

AMENDMENT TO THE STERION INCORPORATED

2000 STOCK OPTION PLAN

General

The Board of Directors adopted the Company’s 2000 Stock Option Plan (the “Plan”) on January 3, 2000, subject to shareholder approval.  The Plan was adopted by the shareholders at the 2000 Annual Meeting held on March 16, 2000.  On January 25, 2001, the Board of Directors amended the Plan to increase the number of shares of Common Stock issuable under the Plan from 150,000 shares to 300,000 shares.  This amendment was approved by the shareholders of the Company at the 2001 Annual Meeting of Shareholders held on March 7, 2001.  On October 15, 2001, the Board of Directors of the Company amended the Plan to increase the number of shares of Common Stock issuable under the Plan from 300,000 to 400,000.  This amendment was approved by the Company’s shareholders at the 2002 Annual Meeting of Shareholders on January 15, 2002.  The following is a summary of the Plan.

Amendments

The Board of Directors amended the Plan as of March 10, 2003, to increase the number of shares of Common Stock issuable under the Plan from 400,000 to 500,000 shares.  This amendment is the subject of Proposal 2.

Reason For The Amendments

Of the maximum number of 400,000 shares of Common Stock that were available for issuance under the Plan prior to the amendment proposed by Proposal 2, as of December 31, 2002 a total of 344,400 shares have been issued upon the exercise of options or reserved for issuance upon the exercise of options.  Therefore, as of December 31, 2002, only 55,600 shares remain available for issuance under the Plan.  The increase in the number of shares issuable under the Plan, as provided by the amendment, is required to provide shares for future grants to executives, key employees, members of the Board of Directors and consultants.

Summary Description of Plan

Purpose.  The purpose of the Plan is to enable the Company and its subsidiaries to retain and attract executives, other key employees, members of the Board of Directors, and consultants who contribute to the Company’s success by their ability, ingenuity and industry, and to enable these individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

Eligible Participants.  Officers, other key employees of the Company and its subsidiaries, members of the Board of Directors and consultants who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its subsidiaries are eligible to be granted stock options under the Plan. The Company currently has approximately 78 employees and four non-employee directors.

Administration.  The Plan will be administered either by the Board of Directors or a committee appointed by the Board having at least two directors, all of whom will be non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Plan vests broad powers in the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted awards and to prescribe the type, form and conditions of the awards (which may vary among participants). The Board has appointed Kenneth W. Brimmer and Gary W. Copperud as Administrators of the Plan.

Maximum Number of Shares.  The initial total number of shares to be reserved for distribution under the Plan is 150,000 shares of Common Stock of the Company.  The Plan was amended to increase the total number of shares available for distribution under the Plan from 150,000 to 300,000 and from 300,000 to 400,000.  The proposed amendment would increase the number of shares available for issuance by 100,000, from 400,000 to 500,000 shares. No person will receive grants of stock options under the Plan that exceeds 100,000 shares during any fiscal year of the Company.

Stock Options.  The Plan permits the granting of two types of options: (i) Incentive Stock Options, which are intended to qualify under Section 422 of the Code, and (ii) Non-Qualified Stock Options. No Incentive Stock Options may be granted under the Plan after January 3, 2010. The option price of an Incentive Stock Option may not be less than 100% of the fair market value of the Company’ s Common Stock on the date of grant. If an employee owns more than 10% of the Combined voting power of the Company’s outstanding voting stock, the option price shall be no less than 110% of the fair market value of the Company’s Common Stock on the date of grant.

Exercise.  Each option will become exercisable at such time and on such conditions as may be determined by the Board or its Committee. Upon exercise of an option under the Plan, the exercise price is to be paid by check, by other forms of consideration deemed sufficient by the Board of Committee, or by surrender of previously acquired shares of Common Stock of the Company which, in the case of stock acquired upon exercise of an option, have been owned for more than six months on the date of surrender, valued at its then fair market value. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted. The aggregate fair market value (determined as of the time the stock option is granted) of the Common Stock with respect to which an Incentive Stock Option under the Plan is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

Term; Transfer.  The term of each option is established by the Committee, but shall not exceed 10 years (five years in the event of an optionee who owns more than 10% of the combined voting power of the Company’s outstanding voting stock). Each option granted under the Plan is nontransferable during the lifetime of the optionee.

Other Conditions.  The Committee may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the Plan; however, each incentive stock option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined in the Code.

Amendment.  The Board of Directors may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation is permitted which (a) would impair the rights of an optionee or participant under a previously granted stock option award, without the optionee’s or participant’s consent, (b) without the approval of the shareholders of the Company, would cause the Plan no longer to comply with Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the Code, or any other regulatory requirements, or (c) without the approval of the shareholders of the Company, would result in a repricing of any award or option previously granted under the Plan.

Federal Income Tax Consequences. The following description of federal income tax consequences is based on current statutes, regulations and interpretations.  The description does not include state or local income tax consequences.  In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an award.

An optionee will not realize taxable compensation income upon the grant of an incentive stock option.  In addition, an optionee generally will not realize taxable compensation income upon the exercise of an incentive stock option if he or she exercises it while an employee or within three months after termination of employment (or within one year after termination if the termination results from a permanent and total disability).  The amount by which the fair market value of the shares purchased exceeds the aggregate option price at the time of exercise is treated as alternative minimum taxable income for purposes of the alternative minimum tax.

If stock acquired pursuant to an incentive stock option is not disposed of prior to the date two years from the option grant date or prior to one year from the option exercise date, any gain or loss realized upon the sale of such shares will be characterized as capital gain or loss.  If the applicable holding periods are not satisfied, then any gain realized in connection with the disposition of such stock will generally be taxable as compensation income in the year in which the disposition occurred, to the extent of the difference between the fair market value of such stock on the date of exercise and the option exercise price.  The Company is entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income.  Capital gains resulting from property held for more than 12 months will be taxed at a maximum rate of 20%.  Capital gains resulting from property held for less than one year will be treated as short-term capital gains and taxed at the individual’s applicable ordinary income tax rate.

An optionee will not realize taxable compensation income upon the grant of a non-qualified stock option, which includes options granted to non-employee directors.  When an optionee exercises a non-qualified stock option, he or she will realize taxable compensation income at that time equal to the difference between the aggregate option price and the fair market value of the stock on the date of exercise.

Vote Required

The affirmative vote of the holders of a greater of (a) a majority of the Company’s Common Stock present at the Annual meeting, either in person or by proxy, and entitled to vote on that proposal or (b) the majority of the minimum number of shares of Common Stock of the Company which would constitute a quorum for transacting business at this 2003 Annual Meeting of Shareholders is required to approve Proposal 2

THE BOARD OF DIRECTORS RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” APPROVAL OF THIS PROPOSAL.

______________________________

Other Information Regarding Equity Compensation Plans

The following table sets forth information regarding the Company’s equity compensation plans in effect as of September 30, 2002. All of the information has been adjusted to reflect the 1-for-5 reverse stock split effected on August 13, 1999. Each of our equity compensation plans is an “employee benefit plan” as defined by Rule 405 of Regulation C of the Securities Act of 1933.

Securities Authorized for Issuance Under Equity Compensation Plan

	Number of shares of	Weighted average	Number of shares of
	common stock to be	exercise price of	common stock remaining
	issued upon exercise	outstanding options	available for future
	of outstanding options	warrants	issuance under equity
Plan category	warrants and rights	and rights	compensation plan

Equity compensation
plans approved by
stockholders	317,000	$5.31	83,000

Equity compensation
Plans not approved by
stockholders	7,400	$5.81	-

Total	324,400	$5.32	83,000

From time to time, the Board of Directors grants options to persons in recognition of services provided to the Company, whether provided as employees, consultants or otherwise.  The 7,400 shares of common stock to be issued under an equity compensation plan not approved by stockholders represent non-qualified stock options granted to four persons who provided services to the Company.  With respect to all options, except one ten-year option for the purchase of 1,000 shares of common stock vesting in equal installments on the first five anniversaries of the date of grant, these non-qualified stock options vest immediately on the respective date of grant and are exercisable for a term of five years, with expiration dates ranging from September 1, 2003 to April 20, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) under the Securities Exchange Act of 1934, executive officers, directors and 10% shareholders (insiders) of the Company are required to file reports on Forms 3, 4, and 5 of their beneficial holdings and transactions in the Company’s Common Stock. To the Company’s knowledge, all insiders of the Company made timely filings of Forms 3, 4 or 5 with respect to transactions or holdings during fiscal year 2000, except that Messrs. Brimmer and Berkley each failed to timely file one Form 4 after the institution of accelerated two-day reporting for Section 16 transactions under the Sarbanes-Oxley Act of 2002.

OTHER INFORMATION

Shareholder Proposals For 2003 Annual Meeting

The Company anticipates holding its 2003 Annual Meeting on or about March 7, 2004 and anticipates mailing its materials on or about February 6, 2004. Any shareholder proposal intended for inclusion in the Company’s proxy material for the 2004 Annual Meeting of Shareholders must be received by the Secretary of the Company no later than the close of business on October 9, 2003.

A shareholder who wishes to make a proposal for consideration at the 2003 Annual Meeting, but does not seek to include the proposal in the Company’s proxy material, must notify the Secretary of the Company. The notice must be received no later than December 23, 2003. If the notice is not timely, then the persons named on the Company’s proxy card for the 2004 Annual Meeting may use their discretionary voting authority when the proposal is raised at the meeting.

Annual Report

The Annual Report of the Company for the fiscal year ended September 30, 2002, which includes the Company’s Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, accompanies this Notice of Annual Meeting and proxy solicitation material. A copy of the Company’s Annual Report on Form 10-KSB, excluding exhibits, as filed with the Securities and Exchange Commission, may be obtained by shareholders without charge upon written request to the Chief Financial Officer of the Company at the address indicated on this Proxy Statement.

Independent Certified Public Accountants

Virchow, Krause & Company, LLP, independent certified public accountants, served as independent accountants of the Company for the fiscal year ended September 30, 2002. The Company has selected Virchow, Krause & Company, LLP to serve as its auditors for the year ended September 30, 2003.

Representatives of Virchow, Krause & Company, LLP will be in attendance at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they desire to do so. In addition, representatives will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed to us by Virchow, Krause & Company, LLP for professional services rendered for the audit of our consolidated annual financial statements for the year ended September 30, 2002 and the reviews of the financial statements included in our Forms 10-QSB during fiscal year 2002 were $47,310.

All Other Fees

Other than those fees listed above, the aggregate fees billed to us by Virchow, Krause & Company, LLP for fiscal year 2002, none of which were financial information systems design and implementation fees, were $9,885.  This figure includes fees of $2,675 for audit-related services such as statutory filings and accounting consultations, and fees of $7,210 for all non-audit services such as tax-related services. Our Audit Committee has determined that the non-audit services performed by Virchow, Krause & Company LLP are not incompatible with Virchow, Krause & Company LLP maintaining its independence with respect to us.

Cost and Method of Solicitation

The Company will pay the cost of soliciting proxies and may make arrangements with brokerage firms, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of Common Stock. The Company will reimburse them for reasonable out-of-pocket expenses. In addition to solicitation by mail, proxies may be solicited by telephone, electronic transmission or in person by directors, officers and employees of the Company.

Other Matters

As of the date of this Proxy Statement, management knows of no other matters that may come before the 2003 Annual Meeting. However, if matters other than those referred to above should properly come before the 2003 Annual Meeting, the individuals named on the enclosed proxy card intend to vote such proxy in accordance with their best judgment.

By Order of the Board of Directors,

Kenneth W. Brimmer

Chairman of the Board

PROXY

STERION INCORPORATED

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, April 23, 2003 at 3:00 P.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints J. David Berkley and Mark Buckrey, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Oxboro Medical, Inc. (the “Company”) held of record by the undersigned on March 14, 2003 and which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on April 23, 2003, or at any adjournment or adjournments thereof, hereby revoking all former proxies. If no choice is specified, the proxy will be voted “for” each proposal set forth below.

1.

ELECTION OF DIRECTOR

/ / Vote FOR the nominee     / / Vote WITHHELD from the nominee

Gervaise Wilhelm

2.

TO APPROVE AN AMENDMENT TO THE STERION INCORPORATED 2000 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN FROM 400,000 TO 500,000.

/ /  FOR

 / /  AGAINST

  / /  ABSTAIN

—SEE REVERSE FOR VOTING INSTRUCTIONS—

    THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED “FOR” PROPOSALS (1).

   Please vote, date and sign this proxy exactly as your name is printed hereon. When signing as attorney, executor, administrator, trustee, guardian, etc. give full title as such. If the stock is held jointly, each owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

      Address change? Mark Box / / Dated:                  , 2003

      Indicate changes below:

____________________________________________________________________________________________

Signature (and title if applicable)

____________________________________________________________________________________________

Signature if held jointly

____________________________________________________________________________________________

PROXY

STERION INCORPORATED

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, April 23, 2003 at 3:00 P.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints J. David Berkley and Mark Buckrey, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Oxboro Medical, Inc. (the “Company”) held of record by the undersigned on March 14, 2003 and which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on April 23, 2003, or at any adjournment or adjournments thereof, hereby revoking all former proxies. If no choice is specified, the proxy will be voted “for” each proposal set forth below.

The Company’s stock records indicate that you have not presented your stock certificate(s) for exchange following the 1-for-10 reverse stock split effected in April 1987. Giving effect to this reverse split, and to subsequent stock splits of 3-for-2 (January 1990) and 2-for-1 (March 1991), and reverse 1-for-5 (August 1999), each 1000 shares listed on this proxy card as held of record by you will be entitled to 60 votes on all matters to be presented to the shareholders at the 2002 Annual Meeting.

1.

ELECTION OF DIRECTOR

/ / Vote FOR the nominee     / / Vote WITHHELD from the nominee

Gervaise Wilhelm

2.

TO APPROVE AN AMENDMENT TO THE STERION INCORPORATED 2000 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN FROM 400,000 TO 500,000.

/ /  FOR

 / /  AGAINST

  / /  ABSTAIN

—SEE REVERSE FOR VOTING INSTRUCTIONS—

    THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED “FOR” PROPOSALS (1).

Please vote, date and sign this proxy exactly as your name is printed hereon. When signing as attorney, executor, administrator, trustee, guardian, etc. give full title as such. If the stock is held jointly, each owner should sign. If a corporation, please sign in full corporate name by President or other

      Address change? Mark Box / / Dated:                  2003

      Indicate changes below:

____________________________________________________________________________________________

Signature (and title if applicable)

____________________________________________________________________________________________

Signature if held jointly

____________________________________________________________________________________________

PROXY

STERION INCORPORATED

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, April 23, 2003 at 3:00 P.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints J. David Berkley and Mark Buckrey, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Oxboro Medical, Inc. (the “Company”) held of record by the undersigned on March 14, 2003 and which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on April 23, 2003, or at any adjournment or adjournments thereof, hereby revoking all former proxies. If no choice is specified, the proxy will be voted “for” each proposal set forth below.

    The Company’s stock records indicate you have not presented your stock certificate(s) for exchange following the 1-for-5 reverse stock split effected in August 1999. Giving effect to this reverse split, each 5 shares listed on this proxy card as held of record by you will be entitled to 1 vote on all matters to be presented to the shareholders at the 2003 Annual Meeting.

1.

ELECTION OF DIRECTOR

/ / Vote FOR the nominee     / / Vote WITHHELD from the nominee

Gervaise Wilhelm

2.

TO APPROVE AN AMENDMENT TO THE STERION INCORPORATED 2000 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN FROM 400,000 TO 500,000.

/ /  FOR

 / /  AGAINST

  / /  ABSTAIN

—SEE REVERSE FOR VOTING INSTRUCTIONS—

    THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED “FOR” PROPOSALS (1).

    Please vote, date and sign this proxy exactly as your name is printed hereon. When signing as attorney, executor, administrator, trustee, guardian, etc. give full title as such. If the stock is held jointly, each owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

 Address change? Mark Box / / Dated:              , 2003

      Indicate changes below:

____________________________________________________________________________________________

Signature (and title if applicable)

____________________________________________________________________________________________

Signature if held jointly

____________________________________________________________________________________________